UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2022

LEGACY HOUSING CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100, Bedford, Texas		76022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 799-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock ($0.001 par value)	LEGH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 3, 2022, Legacy Housing Corporation (the “Company”) announced that it will restate its first, second and third quarters unaudited interim financial statements for fiscal year 2021. This decision was approved by, and with the continuing oversight of, the Company’s Audit Committee. As a result of the restatement, investors should no longer rely upon the Company's previously issued financial statements for the periods set forth above, earnings releases for these periods, and other communications relating to these financial statements. This conclusion was reached in consultation with the Company’s management and was discussed with the Company’s independent registered public accounting firm, Weaver and Tidwell, LLP.

The Company estimates that these adjustments will result in an increase to retained earnings of $1.7 million as of March 31, 2021, and an increase to retained earnings of $1.9 million as of June 30, 2021. For the three months ended March 31, 2021, the Company estimates that these adjustments will result in an increase of net income by $1.7 million. For the three and six months ended June 30, 2021, the Company estimates that these adjustments will result in an increase of net income by $0.2 million and $1.9 million, respectively. The Company estimates that these adjustments will result in a decrease of net income by $1.7 million for the three months ended September 30, 2021 and an increase of net income by $0.2 million for the nine months ended September 30, 2021. The Company does not expect any of the above adjustments will have any impact on its cash and cash equivalents reported in the first, second and third quarters unaudited interim financial statements for fiscal year 2021.

The Company identified the following;

●	An overstatement of costs errantly assigned to accounts payable for inventory received but not invoiced for the period ended March 31, 2021 and for the period ended June 30, 2021. The Company estimates that these adjustments will result in a decrease of cost of product sales by $2.0 million for the three months ended March 31, 2021 and by $0.3 million for the three months ended June 30, 2021.
●	An understatement of costs errantly assigned to accounts payable for inventory received but not invoiced for the period ended September 30, 2021. The Company estimates that this adjustment will result in an increase of cost of product sales by $0.3 million for the three months ended September 30, 2021.
●	An overstatement of prepaid inventory and an understatement of cost of product sales and property, plant & equipment for the period ended September 30, 2021. The Company estimates that this adjustment will result in an increase of cost of product sales by $1.7 million for the three months ended September 30, 2021. This adjustment also results in an estimated increase of $0.1 million in property, plant & equipment and a decrease of $1.8 million in prepaid inventory for the period ended September 30, 2021.
●	An overstatement in finished goods inventory and an understatement of cost of product sales for the period ending September 30, 2021. The Company estimates that this adjustment will result in an increase of cost of product sales by $0.3 million for the three months ended September 30, 2021 and a decrease of $0.3 million in finished goods inventory for the period ended September 30, 2021.

●	A reclassification between prepaid expenses and other current assets and other assets for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021. This reclassification results in an estimated increase of $0.3 million in other assets and a decrease of $0.3 million in prepaid expenses and other current assets for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021.
●	A reclassification between prepaid expenses and other current assets and lines of credit for the period ended March 31, 2021, for the period ended June 30, 2021 and for the period ended September 30, 2021. These reclassifications result in an estimated decrease of $0.2 million in prepaid expenses and other current assets and a decrease of $0.2 million in lines of credit for the period ended March 31, 2021, for the period ended June 30, 2021, and for the period ended September 30, 2021.
●	A change in accrued liabilities and income tax expense as a result of the restatement for the period ended March 31, 2021, for the period ended June 30, 2021 and for the period ended September 30, 2021. The Company estimates that these adjustments will result in an increase of $0.3 million in income tax expense for the three months ended March 31, 2021 and an increase in accrued liabilities of $0.3 million for the three months period ended March 31, 2021. The Company estimates that these adjustments will result in an increase of $0.1 million and $0.4 million in income tax expense for the three and six months ended June 30, 2021, respectively, and an increase in accrued liabilities of $0.4 million for the period ended June 30, 2021. The Company estimates that these adjustments will result in a decrease of $0.5 million and $0.2 million in income tax expense for the three and nine months ended September 30, 2021, respectively, and a decrease in accrued liabilities of $0.2 million for the period ended September 30, 2021.

The Company’s unaudited interim financial statements for the first, second and third quarters for fiscal year 2021 will be restated in the Comprehensive Form 10-K for the year ended December 31, 2021.

The Company’s management has concluded that in light of the errors described above, material weaknesses existed in the Company’s internal control over financial reporting for the first, second and third quarters unaudited interim financial statements for fiscal year 2021 and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weaknesses will be described in more detail in the Comprehensive Form 10-K, Item 9A.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

16.1	Letter from Weaver and Tidwell, LLP dated August 3, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: August 3, 2022	By:	/s/ Ronald Arrington
	Name:	Ronald Arrington
	Title:	Chief Financial Officer